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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 13, 2000
                                                          -------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-24891                 65-0405207
          --------                      --------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                  4400 PGA Boulevard
             Palm Beach Gardens, Florida                           33410
             ---------------------------                           -----
      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701
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Item 5.  Other events.

         The Registrant issued a press release on July 13, 2000 announcing its results for the second quarter of 2000.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.     Description

             99 Press release announcing the Registrant's results for the second quarter of 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ADMIRALTY BANCORP, INC.
                                                --------------------------------
                                                  (Registrant)


Dated: July 14, 2000                       By: /s/ WARD KELLOGG
                                               ---------------------------------
                                                 WARD KELLOGG
                                                 President and
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
    99            Press release announcing the
                  Registrant's results for the
                  first quarter of 2000.

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